Financial Instruments	6 Months Ended
Jun. 30, 2026
Text block [abstract]
Financial Instruments

5.	Financial Instruments
There have been no significant changes to the Company’s financial instruments and related risks since December 31, 2025. Refer to Note 5 to the audited consolidated financial statements for the year ended December 31, 2025 for more information.

5.1.	Fair Value Estimation
The Company classifies its fair value measurements within a fair value hierarchy, which reflects the significance of the inputs used in making the measurements as defined in IFRS 13 – Fair Value Measurements (“IFRS 13”).
Level 1 - Unadjusted quoted prices at the measurement date for identical assets or liabilities in active markets.
Level 2 - Observable inputs other than quoted prices included in Level 1, such as quoted prices for similar assets and liabilities in active markets; quoted prices for identical or similar assets and liabilities in markets that are not active; or other inputs that are observable or can be corroborated by observable market data.
Level 3 - Unobservable inputs which are supported by little or no
market activity.
The following table sets forth the Company’s financial assets and liabilities measured at fair value by level within the fair value hierarchy. As required by IFRS 13, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement.

		June 30, 2026

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	21	$100,192	$100,192	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	17,867	-	17,867	-

Long-term investments - common shares held	15	144,789	144,789	-	-

Long-term investments - warrants held	15	2,830	-	2,830	-
		$265,678	$244,981	$20,697	$-

		December 31, 2025

(in thousands)	Note	Total	Level 1	Level 2	Level 3

Cash and cash equivalents	21	$1,153,593	$1,153,593	$-	$-

Trade receivables from provisional concentrate sales, net of fair value adjustment	11	41,545	-	41,545	-

Long-term investments - common shares held	15	407,230	407,230	-	-

Long-term investments -warrants held	15	3,265	-	3,265	-

		$1,605,633	$1,560,823	$44,810	$-
The Company’s bank debt (Notes 16.1 and 16.2) is reported at amortized cost using the effective interest method. The carrying value of the bank debt approximates its fair value.
5.1. Valuation Techniques for Level 2 Assets
Accounts Receivable Arising from Sales of Metal Concentrates
The Company’s trade receivables from provisional concentrate sales are valued based on forward price of silver to the expected date of final settlement (Note 6). As such, these receivables and/or liabilities are classified within Level 2 of the fair value hierarchy.
Long-Term Investments in Warrants Held
The fair value of the Company’s long-term investments in warrants held that are not traded in an active market are determined using a Black-Scholes model based on assumptions including risk-free interest rate, expected dividend yield, expected volatility and expected warrant life which are supported by observable current market conditions and as such are classified within Level 2 of the fair value hierarchy. The use of reasonably possible alternative assumptions would not significantly affect the
Company’s
results.